SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 19, 2007
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21433 (Commission File Number)	04-2797789 (I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 19, 2007, the Board of Directors of Forrester Research, Inc. (the “Company”) approved amendments to Sections 4.2 and 4.3 of the Company’s By-Laws to permit the issuance and transfer of both certificated and uncertificated shares of stock. The Company’s By-Laws were amended in order for the Company to become eligible to participate in a direct registration program, as required by rules recently adopted by The Nasdaq Stock Market.
A copy of the Company’s By-Laws, as amended and restated, is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 9.01: Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

3.1	By-Laws of Forrester Research, Inc., as amended and restated

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ GAIL S. MANN
	Name:	Gail S. Mann
	Title:	Chief Legal Officer

Date: September 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-Laws of Forrester Research, Inc., as amended and restated